CALCARS CORPORATIONS

FINANCIAL STATEMENTS

DECEMBER 31, 2005

MOSS-ADAMS LLP

6100 UPTOWN BLVD NE · SUITE 400 · ALBUQUERQUE, NM 87110
505.830.6200 · FAX:505.830.6282 · WWW.MOSSADAMS.COM

TABLE OF CONTENTS

CALCARS CORPORATIONS

MOSS-ADAMS LLP

CERTIFIED PUBLIC ACCOUNTANTS

6100 Uptown Blvd NE, Suite 400
Albuquerque, NM 87110

Phone 505.830.6200
FAX 505.830.6282
www.mossadams.com

Independent Auditors' Report

To the Board of Directors
Calcars, Inc.
Calcars AB, Inc.
Calcars of East Peoria, Inc.
Calcars of Indiana, Inc.
Calcars of Iowa, Inc.
Calcars Used Auto Sales of Oklahoma, Inc.
Astra Financial Services, Inc.
(Collectively the Calcars Corporations)

We have audited the accompanying combined balance sheet of Calcars Corporations (Companies) as of December 31, 2005, and the related combined statement of income, statement of change in stockholder's equity, and statement of cash flows for the year then ended. The financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

On January 31, 2003, Calcars Corporation filed a voluntary petition under Chapter XI of the Bankruptcy Act. As of March 31, 2006, Calcars Corporation has received relief from this bankruptcy filing, and the effects of this relief are presented as Note 11 to the financial statements. The accompanying financial statements for 2005 have been prepared assuming that the Calcars Corporations will continue as a going concern. This filing and limited capital resources raises substantial doubt about its ability to continue as a going concern. In addition, the collectibility of related party receivables are unknown at this time. These financial statements do not include any adjustments that might result from the outcome of these uncertainties.

Due to the magnitude of the potential effects on the financial statements of such adjustments, if any, as might have been required had the outcome of the uncertainties referred to in the third paragraph above been known, we do not express an opinion on the financial statement referred to above.

To the Board of Directors
Calcars, Inc.
Calcars AB, Inc.
Calcars of East Peoria, Inc.
Calcars of Indiana, Inc.
Calcars of Iowa, Inc.
Calcars Used Auto Sales of Oklahoma, Inc.
Astra Financial Services, Inc.
(Collectively the Calcars Corporations)

The schedules included as supplementary information in the table of contents are presented for purposes of additional analysis and are not a required part of the financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements.

Moss Adams LLP

Albuquerque, New Mexico
September 15, 2006

CAL CARS CORPORATIONS
COMBINED BALANCE SHEET
December 31, 2005

ASSETS

Current Assets		
Cash	$	439,656
Receivables, net of allowance for doubtful accounts of $6,104,687		17,615,267
Inventories		679,772
Prepaid expenses		198,559
Total current assets		18,933,254
Property and Equipment, at cost		
Leasehold improvements		1,067,481
Machinery and equipment		1,818,816
		2,886,297
Accumulated depreciation and amortization		(1,700,671)
		1,185,626
Related party receivables		7,760,859
Total assets	$	27,879,739

See Notes to Financial Statements.

CAL CARS CORPORATIONS
COMBINED BALANCE SHEET (CONTINUED)
December 31, 2005

LIABILITIES AND STOCKHOLDER'S EQUITY

Current Liabilities		
Liabilities not subject to compromise		
Book cash overdraft	$	100,188
Accounts payable		383,426
Related party payables		1,191,866
Deferred revenue		678,602
Accrued liabilities		1,030,103
Related party notes payable		60,671
Liabilities subject to compromise		
Accounts payable		1,166,676
Related party payables		2,724,649
Notes payable		15,845,099
Total current liabilities		23,181,280
Commitments and Contingencies		
Stockholder's Equity		
Common stock		2,006,000
Additional paid in-capital		81,400,803
Deficit		(78,708,344)
		4,698,459
Total liabilities and stockholder's equity	$	27,879,739

See Notes to Financial Statements.

CAL CARS CORPORATIONS
COMBINED STATEMENT OF INCOME (LOSS)
Year Ended December 31, 2005

Sales	$	25,578,309
Interest income		5,624,885
Vehicle Service Plan income		3,042,723
		34,245,917
Cost and expenses		
Cost of sales		11,047,939
Vehicle Service Plan expense		424,193
Bad debts expense		14,051,725
Selling, general and administrative		10,013,453
Interest expense		737,499
Depreciation expense		180,067
Other expense (income)		(1,542)
		36,453,334
Loss before reorganization items		(2,207,417)
Reorganization items		
Interest income earned during reorganization		134,303
Professional fees		(545,867)
Total reorganization items		(411,564)
Net loss	$	(2,618,981)

See Notes to Financial Statements.

CAL CARS CORPORATIONS
COMBINED STATEMENT OF CHANGE IN STOCKHOLDER'S EQUITY
Year Ended December 31, 2005

		Common Stock	Additional Paid-in Capital	Deficit
Balances, beginning of year	$	2,006,000	71,400,803	(68,489,363)
Contributions		-	10,000,000	-
Distributions		-	-	(7,600,000)
Net loss		-	-	(2,618,981)
Balances, end of year	$	2,006,000	81,400,803	(78,708,344)

See Notes to Financial Statements.

CAL CARS CORPORATIONS
COMBINED STATEMENT OF CASH FLOWS
Year Ended December 31, 2005

Cash Flows From Operating Activities		
Cash collected from customers	$	31,706,842
Cash paid related to goods sold		(25,563,709)
Cash paid to suppliers for other than goods sold		(9,653,163)
Cash paid to employees and benefits		(459,357)
Cash paid for reorganization costs		(545,867)
Other income		5,759,188
Cash paid for interest		(737,499)
Net cash provided by operating activities		506,435
Cash Flows From Investing Activities		
Purchase of capital assets		(23,255)
Cash Flows From Financing Activities		
Repayments on bank notes		(111,538)
Net increase in cash and cash equivalents		371,642
Cash, net of overdraft, beginning of year		(32,174)
Cash, net of overdraft, end of year	$	339,468

NOTE 1. NON-CASH TRANSACTION

During 2005 a Capital Contribution of $2,400,000 was made to the Corporation by the Shareholder. A note from the Shareholder was executed. The Shareholder paid the note in April 2006.

See Notes to Financial Statements.

Reconciliation of Net Income to Net Cash		
Provided by Operating Activities		
Net loss	$	(2,618,981)
Adjustments to reconcile net income to net cash		
provided by operating activities		
Depreciation and amortization		180,067
Changes in assets and liabilities		
Accounts receivable		4,357,979
Inventories		(39,852)
Related party receivables		(541,254)
Prepaid expenses		5,801
Accounts payable		(66,585)
Accrued liabilities		(39,825)
Deferred revenues		(1,022,217)
Related party payables		291,302
Net cash provided by operating activities	$	506,435

See Notes to Financial Statements.

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

The Calcars Corporations (Companies) are in the business of selling used vehicles and financing the customers' contract internally through its finance company. The combining financial statements include the following: Calcars Inc. (seven retail stores in Illinois, Indiana and Ohio); Calcars AB, Inc. (three retail stores in Illinois); Calcars of East Peoria (one retail store in Illinois); Calcars of Indiana, Inc. (ten retail stores in Indiana); Calcars of Iowa, Inc. (seven retail stores in Iowa, Kentucky, Ohio and Nebraska); Calcars Used Auto Sales of Oklahoma, Inc. (four retail stores in Oklahoma) and Astra Financial Services, Inc. (a vehicle retail finance company). All significant intercompany accounts and transactions have been eliminated in consolidation. The significant accounting policies are as follows:

Basis of Consolidation

Finance Receivables. Finance receivables that management has the intent and ability to hold for the foreseeable future or until maturity or payoff are reported at their outstanding unpaid principal balances reduced by any chargeoff or specific valuation accounts and net of any deferred fees or costs on originated loans, or unamortized premiums or discounts on purchased loans.

Allowance for loan losses is increased by charges to income and decreased by chargeoffs (net of recoveries). Management's periodic evaluation of the adequacy of the allowance is based on the Companies past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay, the estimated value of any underlying collateral and current economic conditions. Contract receivables are considered past due after a payment is not made by the customer and are charged off when they are 90 days contractually past due. Loans are considered impaired and placed on non-accrual status when payments are past due or when management believes the borrower's financial condition is such that collection is doubtful. When a loan is placed on non-accrual status, any uncollected interest accrued in the current year is charged against income, with prior year accruals charged to the allowance for loan losses. The decision to return to accrual status is primarily based upon the borrower's cash flow and ability to repay the contract receivable balance.

The Companies sell all of their vehicle contracts to Astra Financial Services (Astra), Inc., a related company owned by the Companies' Stockholder, at a 50% discount of face value. These contracts are sold without recourse. The Companies recognize a loss from the discounting and sale of these retail contracts to Astra. The loss is recorded in selling, general and administrative expense and is eliminated in consolidation of the combined companies.

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The Companies calculate its provision for credit losses based on changes in the present value of expected future cash flows of its loans discounted at the loan's effective interest rate in accordance with Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards No. 114.

Inventories. Used vehicle inventories are stated at the lower of cost or market. Cost for these inventories is determined using average cost including auction acquisition and reconditioning costs.

Depreciation. Depreciation of property and equipment is charged against income over the estimated useful lives of the assets by using accelerated methods. The capitalization policy is set at $1,000. The estimated useful lives for depreciable assets are as follows:

Equipment and machinery	5 – 7 years
Leasehold improvements	15 – 39 years

Income Taxes. Under provisions of the Internal Revenue Code, the Companies are taxed as "S" corporations. Under such election, the Companies federal and state taxable income or loss and tax credits are passed through to the individual Stockholders.

Income Recognition. Interest income from finance receivables is recognized using the interest (actuarial) method. Accrual of interest income on finance receivables is suspended when a loan is contractually delinquent. The accrual is resumed when the loan becomes contractually current, and past-due interest income is recognized at that time. In addition, a detailed review of commercial loans will cause earlier suspension if collection is doubtful.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Advertising and Promotional Costs. Advertising and promotional costs are expensed as incurred. The Companies incurred $192,622 of advertising and promotional expenses during 2005.

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Concentration of Credit Risk. The Companies maintain their cash in bank deposit accounts which, at times, may exceed federally insured limits. The Companies have not experienced any losses in such accounts. The Companies believe they are not exposed to any significant credit risk on cash and cash equivalents.

Cash and Cash Equivalents. For purposes of reporting the statements of cash flows, the Companies consider all cash accounts, which are not subject to withdrawal restrictions or penalties, and all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Deferred Revenue. The Companies offer a vehicle replacement program where, under certain circumstances, customers may return vehicles and the Companies will provide the customer with a replacement vehicle. The Companies either charged the customer a flat monthly fee or a one-time fee that covered the vehicle under the vehicle replacement program over the life of the contract. The Companies defer vehicle replacement fees and amortize these fees on a straight-line basis over the expected life of the contract.

NOTE 2. RECEIVABLES

Trade receivables include trade notes which result from the sale of used vehicles and are secured by used vehicles. The used vehicle notes generally have terms of approximately 18 to 22 months and bear interest at rates ranging from 18% to 29.9%, and total $23,719,954 at December 31, 2005. The company recorded an allowance for doubtful accounts of $6,104,687 on these contracts at December 31, 2004.

Changes in the allowance for doubtful accounts is as follows:

Beginning balance	$ 7,500,000
Bad debt provision charged to income	14,050,725
Write-downs charged against the allowance	(15,446,038)
Ending balance	$ 6,104,687

NOTE 3. RELATED PARTY RECEIVABLES

The following is a summary of receivables due to the Companies from related parties at December 31, 2005. The receivables represent advances, payable on demand with no interest and are unsecured.

Sioux City Hyundai (RRH of Illinois, Inc.)	$ 3,580,194
Budget Rent A Car	240,910
John Calcott	3,856,442
Team Ford, Inc.	1,819
Sycamore Auto Center Inc.	81,494
Total receivables	$ 7,760,859

NOTE 4. RELATED PARTY PAYABLES

The following is a summary of payables due from the Companies to related parties at December 31, 2005. The payables represent advances and accruals, payable on demand with no interest and are unsecured.

RRF of Illinois, Inc.	$ 252,640
Midwest Real Estate Management, LLC	548,844
RRH of Illinois, Inc.	78,903
Karen Wike	302,776
Other	8,703
Total payables	$ 1,191,866

NOTE 4. RELATED PARTY PAYABLES (CONTINUED)

Subject to Compromise	
RRF of Illinois, Inc.	$ 1,393,489
Midwest Real Estate Management, LLC	844,530
Rock River Hyundai, Inc. (RRH of Illinois, Inc.)	1,670
Sycamore Auto Center, Inc.	1,235
CSP, LLC	432,164
Calcott Leasing, Inc.	3,948
Team Ford, Inc.	2,753
Budget Rent A Car	620
Sioux City Hyundai (RRH of Illinois, Inc.)	1,377
Karen Wike	42,863
Total payables subject to compromise	$ 2,724,649

Related party payables were reduced for rent forgiven by related parties of $1,441,200 during fiscal year 2005.

NOTE 5. NOTES PAYABLE

Lender	Date of Note	Maturity Date	Interest Rate	Ending Balance
Subject to Compromise				
JP Morgan Chase (secured by all assets of the Company)	08/28/00	08/28/02	Libor +4.5%	$ 15,000,000
First National Bank and Trust of Kokomo, Indiana (secured by inventory, equipment and intangibles)	07/14/98	07/14/03	6.25%	299,960
First National Bank and Trust of Kokomo, Indiana (secured by inventory, equipment and intangibles)	01/29/99	02/01/04	6.25%	545,139
				15,845,099
Not Subject to Compromise				
John Calcott (unsecured)	06/10/03	09/01/06	7.1-7.75%	60,671
				$ 15,905,770

NOTE 5. NOTES PAYABLE (CONTINUED)

The following is a schedule of estimated annual note payments due by year:

2006	$15,905,770

NOTE 6. RETIREMENT SAVINGS PLAN

The Companies participate in a retirement savings plan sponsored by Calcott Companies, Inc. and is covered under Section 401(k) of the Internal Revenue Code. This plan covers substantially all employees who have completed 6 months of service and have attained the age of 21. Participants in the plan may elect to have the Companies contribute a portion of their compensation to the plan. Contributions to be made by the Companies will be at their discretion. No company contributions were made for 2005.

NOTE 7. CONTINGENCIES

Substantially all of the Companies' facilities are subject to various federal regulatory examinations. Compliance with such provisions has not had, nor do the Companies expect such compliance to have, any material effect upon the capital expenditures, net earnings, financial condition or competitive position of the Companies.

Effective in 2003, the Companies assumed the vehicle replacement warranty contracts sold to retail customers. The Companies defer and amortize the premiums over the expected contract life. Management believes that the deferral income balance is sufficient to recover any future replacement costs.

NOTE 8. COMMITMENTS

The Companies lease their operating facilities substantially from a related company owned by the Companies' stockholder. The leases are for various terms, including options, ranging up to 5 years. Rent expense was $1,212,740 for the year ended December 31, 2005. These commitments may be subject to compromise in the bankruptcy proceedings. The following is a schedule of the Companies combined annual rental commitments, excluding options:

	Related Parties	Other Parties
2006	$ 1,486,529	71,412
2007	973,739	47
2008	508,886	-
2009	31,138	-
	$ 3,000,292	71,459

NOTE 9. OPERATIONS AND LIQUIDITY

The Calcars Corporations sell vehicles to unrelated third parties and then subsequently sell the retail sales contracts to Astra Financial Services, Inc. at a 50% discount. Consequently, the Calcars Corporations incur substantial operating losses. These Companies are dependent upon their Stockholder and his other controlled corporations for continuing to fund the Companies' operating losses.

NOTE 10. COMMON STOCK

The following is a summary of the common stock of each of the Companies:

	Number of Shares Authorized	Number of Shares Issued/ Outstanding	Par Value Per Share
Calcars Inc.	100	100	$ 10
Calcars AB, Inc.	1,000	100	10
Calcars of East Peoria, Inc	1,000	100	10
Calcars of Indiana, Inc.	100	100	10
Calcars of Iowa, Inc.	1,000	100	10
Calcars Used Auto Sales of Oklahoma, Inc.	1,000	1,000	1
Astra Financial Services, Inc.	20,000	20,000	100

NOTE 11. SUBSEQUENT EVENT

On March 31, 2006, the Companies received relief of Chapter 11 from the United States Bankruptcy Court. This relief was so ordered in accordance with the reorganization plan via the commencement of a new loan with Lancelot Investors Fund, LP in order to extinguish the prior debt with JP Morgan Chase and First National Bank of Kokomo, Indiana.

The following provides a summary of the effect on claims due to the bankruptcy relief:

Claim Class	Result of Relief		12/31/05 Balance		3/31/06 Balance	Relief Gain
Unclassified Claims, Classified Unimpaired Claims and Classified Interests	Unimpaired	$	1,413,529		1,413,529	-
Administrative Claims	Unimpaired		1,870,468		1,870,468	-
Priority Tax Claims	Unimpaired		-		-	-
Class 1 Claims: JP Morgan Chase Secured Claim	Impaired		15,000,000	*	9,250,000	5,750,000
Class 2 Claims: First National Secured Claim	Impaired		845,099	**	589,000	256,099
Class 3 Claims: Miscellaneous Secured Claims	Unimpaired		60,671		60,671	-
Class 4 Claims: Classified Priority Claims	Unimpaired		-		-	-
Class 5 Claims: General Unsecured Claims	Impaired		1,166,676		175,636	991,040
Class 6 Claims: Related Party Unsecured Claims	Impaired		2,724,649		27,246	2,697,403
Class 7 Claims: Convenience Claims (general unsecured claims less than $1,000)	Impaired		-		-	-
Class 8 Interests	Unimpaired		100,188		100,188	-
Total		$	23,181,280		13,486,738	9,694,542

		Old terms	New terms
*	Old and new terms of loan are as follows:	2 yr note, interest rate at LIBOR + 4.5%	3 yr LOC, variable interest rate ***
**	Old and new terms of loans are as follows:	various maturities, 9.25% interest	3 yr LOC, variable interest rate***

*** Rate is set at the lesser of: (1) greater of prime rate plus 5% or 12.25%, or (2) maximum rate, which is the highest lawful and nonusurious rate of interest that any time or from time to time may be contracted for, taken, reserved, charged, or received on the Note and the Indebtedness under Applicable Usury Law.

NOTE 11. SUBSEQUENT EVENT (CONTINUED)

The only income statement effect of this relief from Chapter 11 bankruptcy is an extraordinary gain of $9,695,176, which is reflected against the December 31, 2005 equity in the pro forma statement below:

	Pre-reorganization	Debt Relief	Reorganized Balance Sheet
ASSETS			
Current Assets			
Cash	$ 439,656	-	439,656
Receivables, net of allowance for doubtful accounts of $6,104,687	17,615,267	-	17,615,267
Inventories	679,772	-	679,772
Prepaid expense	198,559	-	198,559
Total current assets	18,933,254	-	18,933,254
Property and Equipment, at cost			
Leasehold improvements	1,042,907	-	1,042,907
Machinery and equipment	1,843,390	-	1,843,390
	2,886,297	-	2,886,297
Accumulated depreciation and amortization	(1,700,671)	-	(1,700,671)
	1,185,626	-	1,185,626
Related party receivables	7,760,859	-	7,760,859
Total assets	$ 27,879,739	-	27,879,739

NOTE 11. SUBSEQUENT EVENT (CONTINUED)

	Pre-reorganization	Debt Relief	Reorganized Balance Sheet
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)			
Current Liabilities			
Liabilities not subject to compromise			
Book cash overdraft	$ 100,188	-	100,188
Accounts payable	383,426	-	383,426
Related party payables	1,191,866	-	1,191,866
Deferred revenue	678,602	-	678,602
Accrued liabilities	1,030,103	-	1,030,103
Notes payable	60,671	-	60,671
Liabilities subject to compromise			
Accounts payable	1,166,676	(991,675)	175,001
Related party payables	2,724,649	(2,696,789)	27,860
Notes payable	15,845,099	(6,006,078)	9,839,021
Total current liabilities	23,181,280	(9,694,542)	13,486,738
Stockholders' Equity			
Common stock	2,006,000	-	2,006,000
Additional paid-in capital	81,400,803	-	81,400,803
Deficit	(78,708,344)	9,694,542	(69,013,802)
	4,698,459	9,694,542	14,393,001
Total liabilities and stockholders' equity	$ 27,879,739	-	27,879,739

CAL CARS CORPORATIONS
SCHEDULE OF COMBINING BALANCE SHEET
December 31, 2005

		Astra Financial Services, Inc.	Cal Cars Inc.	Cal Cars AB Inc.	Cal Cars of East Peoria, Inc.	Cal Cars of Indiana, Inc	Cal Cars of Iowa, Inc.	Cal Cars Used Auto Sales of Oklahoma, Inc.	Adjustments/ Eliminations	Combined Totals
ASSETS										
Current Assets										
Cash	$	160,929	52,280	-	16,533	87,338	81,824	40,752	-	439,656
Receivables										
Contracts - Calcars		23,479,566	-	-	-	-	-	-	(60,000)	23,419,566
Other contracts		5,452	-	-	-	-	-	-	-	5,452
Other		66,256	-	156,000	10,311	-	2,369	-	60,000	294,936
Allowance for doubtful accounts		-	-	-	-	-	-	-	(6,104,687)	(6,104,687)
Intercompany										
Due from Cal Cars		-	721,027	17,547,491	-	-	-	2,887,914	(21,156,432)	-
Inventories		18,100	608,826	3,004	4,100	25,652	13,740	6,350	-	679,772
Prepaid expenses		-	-	198,559	-	-	-	-	-	198,559
Total current assets		23,730,303	1,382,133	17,905,054	30,944	112,990	97,933	2,935,016	(27,261,119)	18,933,254
Related party										
Due from Cal Cars/Astra		14,966,535	-	9,873,082	-	-	1,123,189	-	(25,962,806)	-
Due from Budget		-	35,678	80,037	-	123,205	1,990	-	-	240,910
Due from RRF of Illinois, Inc.		-	22,765	24,360	-	-	-	-	(47,125)	-
Due from RRH of Illinois, Inc.		-	-	3,580,194	-	-	-	-	-	3,580,194
Due from Sycamore Auto Center		69	-	81,425	-	-	-	-	-	81,494
Due from Team Ford		1,819	-	-	-	-	-	-	-	1,819
Due from Sioux City Hyundai		-	-	-	-	-	-	-	-	-
Due from John Calcott		1,000,000	-	1,400,000	-	1,456,342	100	-	-	3,856,442
Total related party		15,968,423	58,443	15,039,098	-	1,579,547	1,125,279	-	(26,009,931)	7,760,859
Property and Equipment, at cost										
Leasehold improvements		-	313,936	146,753	102,354	31,131	241,154	232,153	-	1,067,481
Machinery and equipment		-	255,907	638,299	31,259	294,710	537,895	60,746	-	1,818,816
		-	569,843	785,052	133,613	325,841	779,049	292,899	-	2,886,297
Accumulated depreciation and amortization		-	(342,672)	(599,713)	(62,593)	(206,745)	(348,496)	(140,452)	-	(1,700,671)
			227,171	185,339	71,020	119,096	430,553	152,447	-	1,185,626
Total assets	$	39,698,726	1,667,747	33,129,491	101,964	1,811,633	1,653,765	3,087,463	(33,271,030)	27,879,739

CAL CARS CORPORATIONS
SCHEDULE OF COMBINING BALANCE SHEET (CONTINUED)
December 31, 2005

LIABILITIES AND STOCKHOLDER'S EQUITY	Astra Financial Services, Inc.	Cal Cars Inc.	Cal Cars AB Inc.	Cal Cars of East Peoria, Inc.	Cal Cars of Indiana, Inc	Cal Cars of Iowa, Inc.	Cal Cars Used Auto Sales of Oklahoma, Inc	Eliminations	Combined Totals
Liabilities not Subject to Compromise									
Book cash overdraft	$ -	-	100,188	-	-	-	-	-	100,188
Accounts payable	11,716	145,170	222,940	-	1,200	-	2,400	-	383,426
Accrued liabilities	242,379	71,265	513,007	3,514	95,254	63,745	38,939	-	1,030,103
Related party payables									
Due to Cal Cars/Astra	(6,581,747)	(53,254)	(192,071)	(32,052)	(385,240)	(2,000,000)	(208,403)	9,452,767	-
Due to Cal Cars/Calcars	7,600,000	946,609	1,599,911	188,652	932,465	13,899,091	3,589,703	(28,756,432)	-
Due to other	-	-	5,234	-	-	-	-	-	5,234
Due to real estate companies	2,150	-	541,616	-	-	-	-	-	543,766
Due to RRF of Illinois, Inc.	298,902	-	863	-	-	-	-	(47,125)	252,640
Due to RRH of Illinois, Inc.	(324)	-	-	-	-	79,227	-	-	78,903
Due to Sycamore Auto Center	-	-	(156)	-	-	-	-	-	(156)
Due to Calcott Leasing	-	-	-	-	-	-	-	-	-
Due to shareholders	-	235,205	67,571	-	-	-	-	-	302,776
Other	-	-	-	-	-	-	-	8,703	8,703
Deferred Revenue	11,739,783	-	678,602	-	-	-	-	(11,739,783)	678,602
Liabilities Subject to Compromise									
Related party payables									
Due to Cal Cars/Astra	12,864,670	366,277	14,592,329	-	-	-	-	(27,823,276)	-
Due to Cal Cars	-	-	-	-	-	-	-	-	-
Due to Midwest Real Estate	27,000	-	817,530	-	-	-	-	-	844,530
Due to RRF of Illinois, Inc.	(2,917,512)	-	14,684,301	-	183,000	(10,254,980)	(301,320)	-	1,393,489
Due to RRH of Illinois, Inc	410	-	2,637	-	-	-	-	-	3,047
Due to Sycamore Auto Center	-	-	1,235	-	-	-	-	-	1,235
Due to Calcott Leasing	-	-	3,948	-	-	-	-	-	3,948
Due to Team Ford	-	-	2,753	-	-	-	-	-	2,753
Due to Budget	-	-	620	-	-	-	-	-	620
Due to other	1,750	-	430,414	-	-	-	-	-	432,164
Due to Karen Wike	42,863	-	-	-	-	-	-	-	42,863
Accounts payable	338,005	-	828,671	-	-	-	-	-	1,166,676
Notes Payable not subject to compromise									
Wells Fargo	-	-	60,671	-	-	-	-	-	60,671
Notes Payable subject to compromise									
First National Bank	-	-	-	-	845,099	-	-	-	845,099
Bank One	15,000,000	-	-	-	-	-	-	-	15,000,000
Total liabilities	38,670,045	1,711,272	34,962,814	160,114	1,671,779	1,789,083	3,121,319	(58,905,146)	23,181,280
Stockholder's Equity									
Common stock	2,000,000	1,000	1,000	1,000	1,000	1,000	1,000	-	2,006,000
Additional paid in capital	1,000,000	20,180,429	10,145,781	2,366,941	22,067,730	18,923,798	6,716,124	-	81,400,803
Deficit	(1,971,319)	(20,224,954)	(11,980,104)	(2,426,091)	(21,928,876)	(19,060,116)	(6,750,980)	5,634,096	(78,708,344)
	1,028,681	(43,525)	(1,833,323)	(58,150)	139,854	(135,318)	(33,856)	5,634,096	4,698,459
Total liabilities and stockholder's equity	$ 39,698,726	1,667,747	33,129,491	101,964	1,811,633	1,653,765	3,087,463	(53,271,050)	27,879,739

CAL CARS CORPORATIONS
SCHEDULE OF COMBINING STATEMENT OF INCOME (LOSS)
Year Ended December 31, 2005

	Astra Financial Services, Inc.	Cal Cars Inc.	Cal Cars AB Inc.	Cal Cars of East Peoria, Inc.	Cal Cars of Indiana, Inc	Cal Cars of Iowa, Inc.	Cal Cars Used Auto Sales of Oklahoma, Inc.	Eliminations	Combined Totals
Sales	$ -	4,538,111	2,797,676	1,032,165	7,881,594	6,017,606	3,311,157	-	25,578,309
Interest income	5,624,885	-	-	-	-	-	-	-	5,624,885
Vehicle Service Plan income	-	335,971	1,251,441	83,226	581,294	503,001	287,790	-	3,042,723
Amortization of discount on contracts purchased	10,944,709	-	-	-	-	-	-	(10,944,709)	-
	16,569,594	4,874,082	4,049,117	1,115,391	8,462,888	6,520,607	3,598,947	(10,944,709)	34,245,917
Cost and expenses:									
Cost of sales	-	2,111,854	1,203,398	425,616	3,365,406	2,407,864	1,533,801	-	11,047,939
Vehicle Service Plan expense	-	50,193	191,000	12,000	59,000	67,000	45,000	-	424,193
Bad debts expense	7,183,140	2,885,784	1,811,293	682,735	4,921,084	3,886,721	2,016,116	(9,335,148)	14,051,725
Loss on sale of contracts to Astra	-	-	-	-	-	-	-	-	-
Selling, general and administrative	1,178,429	1,281,844	2,931,612	280,600	1,728,432	1,780,306	832,230	-	10,013,453
Interest expense	660,513	1,852	1,283	375	71,236	1,620	620	-	737,499
Depreciation expense	-	33,057	63,676	7,326	18,869	43,068	14,071	-	180,067
Other	-	357,374	(1,697,651)	78,265	549,888	451,874	258,708	-	(1,542)
	9,022,082	6,721,958	4,504,611	1,486,917	10,713,915	8,638,453	4,700,546	(9,335,148)	36,453,334
Income before reorganization items	7,547,512	(1,847,876)	(455,494)	(371,526)	(2,251,027)	(2,117,846)	(1,101,599)	(1,609,561)	(2,207,417)
Reorganization items:									
Interest income earned during reorganization	118,000	167	5,905	2,070	3,480	681	4,000	-	134,303
Professional fees	(48,466)	(10,412)	(432,944)	(433)	(22,574)	(26,118)	(4,920)	-	(545,867)
	69,534	(10,245)	(427,039)	1,637	(19,094)	(25,437)	(920)	-	(411,564)
Net income	$ 7,617,046	(1,858,121)	(882,533)	(369,889)	(2,270,121)	(2,143,283)	(1,102,519)	(1,609,561)	(2,618,981)

See Notes to Financial Statements

CAL CARS CORPORATIONS
SCHEDULE OF COMBINING STATEMENT OF CHANGE IN STOCKHOLDER'S EQUITY
Year Ended December 31, 2005

	Astra Financial Services, Inc.	Cal Cars Inc.	Cal Cars AB Inc.	Cal Cars of East Peoria, Inc.	Cal Cars of Indiana, Inc	Cal Cars of Iowa, Inc.	Cal Cars Used Auto Sales of Oklahoma, Inc.	Eliminations	Combined Totals
Common Stock									
Balances, beginning of year	$ 2,000,000	1,000	1,000	1,000	1,000	1,000	1,000	-	2,006,000
Changes in Stock	-	-	-	-	-	-	-		-
Balances, end of year	$ 2,000,000	1,000	1,000	1,000	1,000	1,000	1,000	-	2,006,000
Additional Paid-in Capital									
Balances, beginning of year	$ -	18,380,429	8,545,781	1,966,941	19,867,730	16,923,798	5,716,124	-	**71,400,803**
Contributions	1,000,000	1,800,000	1,600,000	400,000	2,200,000	2,000,000	1,000,000	-	**10,000,000**
Balances, end of year	$ 1,000,000	20,180,429	10,145,781	2,366,941	22,067,730	18,923,798	6,716,124	-	**81,400,803**
Retained Earnings (Deficit)									
Balances, beginning of year	$ (1,988,365)	(18,366,833)	(11,097,571)	(2,056,202)	(19,658,755)	(16,916,833)	(5,648,461)	7,243,657	**(68,489,363)**
Distributions	(7,600,000)	-	-	-	-	-	-	-	**(7,600,000)**
Net income (loss)	7,617,046	(1,858,121)	(882,533)	(369,889)	(2,270,121)	(2,143,283)	(1,102,519)	(1,609,561)	**(2,618,981)**
Balances, end of year	$ (1,971,319)	(20,224,954)	(11,980,104)	(2,426,091)	(21,928,876)	(19,060,116)	(6,750,980)	5,634,096	**(78,708,344)**